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                                                                    Exhibit 10.1
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                  IMPSAT CORPORATION 1998 STOCK OPTION PLAN
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1. Definitions

In this Plan, except where the context otherwise indicates, the following definitions apply:

       1.1. "Affiliate" means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company which become such after adoption of the Plan.

       1.2. "Agreement" means a written agreement granting an Option and/or Right that is executed by the Company and the Optionee.

       1.3.     "Board" means the Board of Directors of the Company.

       1.4.     "Code" means the Internal Revenue Code of 1986, as amended.

       1.5. "Committee" means the committee appointed by the Board to administer the Plan.


       1.6. "Common Stock" means the Class A Common Stock, par value $1.00 per share, of the Company.

       1.7.     "Company" means IMPSAT Corporation, a Delaware corporation.

       1.8. "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Article 8.

       1.9. "Date of Grant" means the date on which an Option or Right granted under the Plan.

      1.10. "Director" means a member of the Board of Directors of the Company or any Affiliate.

      1.11. "Eligible Individual" means (i) any Employee or Director or (ii) any consultant or advisor to the Company or an Affiliate who renders bona fide services to the Company or an Affiliate.

      1.12. "Employee" means any employee of the Company or an Affiliate or any person who has been hired to be an employee of the Company or an Affiliate.
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      1.13.   "Fair Market Value" means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

      1.14. "Incentive Stock Option" means an Option granted under the Plan that qualifies as an incentive stock option under Section 422 of the Code and that the Company designates as such in the Agreement granting the Option.

      1.15. "Nonstatutory Stock Option" means an Option granted under the Plan that is not an Incentive Stock Option.

      1.16. "Option" means an option to purchase Shares granted under the Plan.

      1.17. "Option Period" means the period during which an Option may be exercised.

      1.18. "Option Price" means the price per Share at which an Option may be exercised. The Option Price shall be determined by the Committee, provided, however, that, in the case of Incentive Stock Options the Option Price shall not be less than the Fair Market Value as of the Date of Grant.
Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate (a "Ten-Percent Stockholder"), the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant. The Option Price of any Option shall be subject to adjustment to the extent provided in Article 10 hereof.

      1.19. "Optionee" means an Eligible Individual to whom an Option or Right has been granted.

      1.20.   "Plan" means the IMPSAT Corporation 1998 Stock Option Plan.

      1.21. "Related Option" means the Option in connection with which, or by amendment to which, a specified Right is granted.

      1.22. "Related Right" means the Right granted in connection with, or by amendment to, a specified Option.

      1.23. "Right" means a stock appreciation right granted under the Plan in accordance with the terms of Section 7.

      1.24. "Right Period" means the period during which a Right may be exercised.

      1.25.   "Share" means a share of Common Stock.





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2.  Purpose

            The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Individuals of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

3.  Administration

            The Committee shall administer the Plan and shall have plenary authority, in its discretion, to award Options and Rights to Eligible Individuals, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine which Eligible Individuals shall be granted Options and/or Rights, the time or times at which Options or Rights are granted and the terms (which terms need not be identical) of all Options and Rights including, but not limited to, the Option Price, the number of Shares subject to an Option, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any provisions relating to vesting, any circumstances in which Options or Rights terminate or Shares may be repurchased by the Company, the period during which Options or Rights may be exercised and any other restrictions on Options or Rights. In making these determinations, the Committee may take into account the nature of the services rendered by the Eligible Individuals, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan and the Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan, including, but not limited to, any determination to accelerate the vesting of outstanding Options or Rights. The determinations of the Committee on the matters referred to in this Article 3 shall be binding and final.

4.  Eligibility

            Options and Rights may be granted only to Eligible Individuals, provided, however, that only Employees who have commenced employment with the Company and its Affiliates shall be eligible to receive Incentive Stock Options. No Eligible Individual shall be granted Options or Rights totally more than 15% of the total number of Shares issuable under the Plan.

5.  Stock Subject to the Plan

            5.1. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be issued under the Plan is 8,067,268 Shares.

            5.2. If an Option or Right expires or terminates for any reason (other than by reason of the exercise of a Related Option or Related Right) without having been fully exercised, the unissued Shares which had been subject to such Option shall become available for the grant of additional Options or Rights.





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            5.3.   Upon exercise of a Right (regardless of whether the Right is settled in cash or Shares), the number of Shares with respect to which the Right is exercised shall be charged against the number of Shares issuable under the Plan and shall not become available for the grant of other Awards.

6.  Options

            6.1 Options granted under the Plan shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee. Each Option granted under the Plan shall be clearly identified either as an Incentive Stock Option or a Nonstatutory Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible Individuals shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify.

            6.2 The Option Period for Options granted to Eligible Individuals shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

7.  Rights

            7.1 Rights granted under the Plan shall be evidenced by an Agreement specifying the terms and conditions of the grant.

            7.2    A Right may be granted under the Plan:

                   (a) in connection with, and at the same time as, the grant of an Option under the Plan;

                   (b) by amendment of an outstanding Option granted under the Plan; or

                   (c) independently of any Option granted under the Plan.

            7.3 A Right granted under Section 7.2(a) or Section 7.2(b) of this Plan is a Related Right. A Related Right may, in the Committee's discretion, apply to all or any portion of the Shares subject to the Related Option.

            7.4 A Right may be exercised in whole or in part as provided in the applicable Agreement, and, subject to the terms of the Agreement, entitles an Optionee to receive, without payment to the Company (but subject to required tax withholding), either cash or that number of Shares (equal to the highest whole number of Shares), or a





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combination thereof, in an amount or having a fair market value determined as of the Date of Exercise not to exceed the number of Shares subject to the portion of the Right exercised multiplied by an amount equal to the excess of
(i) the Fair Market Value on the Date of Exercise of the Right over (ii) either
(A) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right, or (B) the Option Price as provided in the Related Option if the Right is a Related Right.

            7.5 The Right Period shall be determined by the Committee and specifically set forth in the applicable Agreement, subject to the following conditions:

                   (a) a Right will expire no later than the earlier of (1) ten years from the Date of Grant, or (2) in the case of a Related Right, the expiration of the Related Option;

                   (b) a Right may be exercised only when the Fair Market Value on the Date of Exercise exceeds either (1) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right, or (2) the Option Price of the Related Option if the Right is a Related Right; and

                   (c) a Right that is a Related Right to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable.

            7.6 The exercise, in whole or in part, of a Related Right shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Right is exercised. Similarly, the exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the Related Right equal to the number of Shares with respect to which the Related Option is exercised.

8.  Exercise of Options and Rights

            8.1 An Option or Right may, subject to the terms of the applicable Agreement under which it is granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by full payment of the Option Price for the Shares with respect to which the Option is exercised as provided in Section 8.2 hereof.

            8.2 Payment of the aggregate Option Price for the Shares with respect to which an Option is being exercised shall be made in cash; provided, however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee in one or more of the following manners: (a) by delivery (including constructive delivery) to the Company of Shares valued at Fair Market Value on Date of Exercise; (b) by delivery on a form prescribed by the





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Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company; (c) by delivery of a promissory note as provided in Section 8.3 hereof; or (d) by surrender to the Company of an Option (or a portion thereof) that has become exercisable and the receipt from the Company upon such surrender, without any payment to the Company (other than required tax withholding amounts), of (x) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus (y) an amount of cash equal to the Fair Market Value of any fractional Share to which the Optionee would be entitled but for the parenthetical in clause (x) above relating to whole number of Shares.

            8.3 To the extent provided in an Agreement and permitted by applicable law, the Committee may accept as payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash payment thereof; provided, however, that in no event may the Committee accept a promissory note for an amount in excess of the difference between the aggregate Option Price and the par value of the Shares. Promissory notes made pursuant to this Section 8.3 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option and shall bear interest at a rate fixed by the Committee.

9.  Restrictions on Transfer

            Options and Rights shall not be transferable other than by will or the laws of descent and distribution. An Option or Right may be exercised during the Optionee's lifetime only by the Optionee or, in the event of his or her legal disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (i) as are in effect among the stockholders of the Company at the time such Shares are acquired, (ii) as the Committee shall deem appropriate and
(iii) as are required by applicable law.

10. Capital Adjustments

            In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change in corporate structure, the Committee may, in its discretion, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options or Rights, (ii) the Option Price of outstanding Options the base price upon which payments under Rights that are not Related Rights are





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determined, and (iii) the aggregate number and class of Shares that may be issued under the Plan.

11. Termination or Amendment

            The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided, however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (i) the Company's stockholders to the extent stockholder approval is required by applicable law or regulations and (ii) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted nor any Shares issued under the Plan during any suspension or after termination of the Plan.

12. Modification, Extension and Renewal of Options; Substituted Options

            12.1 Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the terms of any outstanding Options and Rights, or accept the surrender of outstanding Options and Rights granted under the Plan or options and stock appreciation rights granted under any other plan of the Company or an Affiliate (to the extent not theretofore exercised) and authorize the granting of new Options and Rights in substitution therefor (to the extent not theretofore exercised). Any such substituted Options or Rights may specify a lower exercise price than the surrendered options and stock appreciation rights, a longer term than the surrendered options and stock appreciation rights, or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option or Right shall, without the consent of the Optionee, alter or impair any of the Optionee's rights or obligations under such Option.

            12.2 Anything contained herein to the contrary notwithstanding, Options and Rights may, at the discretion of the Committee, be granted under the Plan in substitution for stock appreciation rights and options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the options and stock appreciation rights in substitution for which they are granted.





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13. Effectiveness of the Plan

            The Plan and any amendment thereto shall be effective on the date on which it is adopted by the Board, provided that any such adoption requiring stockholder approval is subject to approval by vote of the stockholders of the Company within 12 months after such adoption by the Board. Options and Rights may be granted prior to stockholder approval of the Plan, and the date on which any such Option or Right is granted shall be the Date of Grant for all purposes provided that (a) each such Option or Right shall be subject to stockholder approval of the Plan, (b) no Option or Right may be exercised prior to such stockholder approval, and (c) any such Option or Right shall be void ab initio if such stockholder approval is not obtained.

14. Withholding

            The Company's obligation to deliver Shares or pay any amount pursuant to the terms of any Option or Right shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares otherwise issuable to the Optionee, or (iii) delivering to the Company already owned and unencumbered Shares.

15. Term of the Plan

            Unless sooner terminated by the Board pursuant to Article 11, the Plan shall terminate on October 1, 2008, and no Options or Rights may be granted after such date. The termination of the Plan shall not affect the validity of any Option or Right outstanding on the date of termination.

16. Indemnification of Committee

            In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Right granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.





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17. General Provisions

            17.1 The establishment of the Plan shall not confer upon any Eligible Individual any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.

            17.2 The Plan does not constitute inducement or consideration for the employment or service of any Eligible Individual, nor is it a contract between the Company or any Affiliate and any Eligible Individual.
Participation in the Plan shall not give an Eligible Individual any right to be retained in the service of the Company or any Affiliate.

            17.3 Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

            17.4 The interests of any Eligible Individual under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

            17.5 The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware.

            17.6 The Committee may require each person acquiring Shares pursuant to Options or Rights hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an Option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the Delaware General Corporation Law.

            17.7 The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

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